                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[ ]  Preliminary Proxy Statement      [ ] Confidential, for Use of the

[X]  Definitive Proxy Statement           Commission Only (as permitted

[ ]  Definitive Additional Materials      by Rule 14a-6(e)(2))

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           IBW Financial Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

     1.   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     2.   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     4.   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------


     5.   Total Fee Paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:

     2.   Form, Schedule or Registration Statement No.:

     3    Filing Party:

     4.   Date Filed:

                           IBW FINANCIAL CORPORATION

                           NOTICE OF ANNUAL MEETING

                                      AND

                                PROXY STATEMENT

                        Annual Meeting of Shareholders
                                 May 25, 1999

                           IBW FINANCIAL CORPORATION
                              4812 Georgia Avenue
                            Washington, D.C.  20011

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To be held May 25, 1999

TO THE SHAREHOLDERS OF IBW FINANCIAL CORPORATION:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of IBW Financial Corporation, a District of Columbia corporation (the "Company"), will be held in the Board Room at the Company's executive offices, located at 4812 Georgia Avenue, Washington, D.C., on Tuesday, May 25, 1999 at 5:00 pm for the following purposes:

     1. To elect eight (8) directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

     2. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     Shareholders of record as of the close of business on March 31, 1999 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

                                      By Order of the Board of Directors



                                      Clinton W. Chapman, Chairman



May 3, 1999



     Please sign, date and return your proxy promptly, whether or not you plan to attend the meeting in person. No postage is required if mailed in the United States in the enclosed envelope. If you attend the meeting, you may, if you desire, revoke your proxy and vote in person.

                           IBW FINANCIAL CORPORATION
                              4812 Georgia Avenue
                             Washington, DC 20011

                      ---------------------------------
                        ANNUAL MEETING OF SHAREHOLDERS
                                Proxy Statement
                      ---------------------------------

                                  INTRODUCTION

     This Proxy Statement is furnished to shareholders of IBW Financial Corporation, a District of Columbia corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held at 5:00 p.m. on May 25, 1999 (the "Annual Meeting"), and at any adjournment or postponement thereof, for the purposes of (1) electing ten (8) directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified; and (2) transacting such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     The Annual Meeting will be held in the Board Room at the executive offices of the Company, located at 4812 Georgia Avenue, Washington D.C.

     This Proxy Statement and the accompanying form of proxy are being sent to shareholders of the Company on or about May 3, 1999. A copy of the Annual Report to Shareholders of IBW Financial Corporation for the year ended December 31, 1998, also accompanies this Proxy Statement.

     The cost of this proxy solicitation is being borne by the Company. In addition to the use of the mail, proxies may be solicited personally or by telephone by officers, regular employees or directors of the Company or the Bank, who will not be compensated for any such services. The Company may also reimburse brokers, custodians, nominees and other fiduciaries for their reasonable out-of-pocket and clerical costs for forwarding proxy materials to their principals.

                           VOTING RIGHTS AND PROXIES

Voting Rights

     Only shareholders of record at the close of business on March 31, 1999, will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. On that date, the Company had outstanding 668,360 shares of common stock, par value $1.00 per share (the "Common Stock"), constituting the only class of stock outstanding, and held by approximately 560 shareholders of record. Each share of Common Stock is entitled to one vote on all matters submitted to a vote of the shareholders. Shareholders do not have the right to cumulate votes in the election of directors. Nominees receiving a plurality of the votes cast at the Annual Meeting in the election of directors will be elected as director, in the order of the number of votes received. The presence, in person or by proxy, of not less than a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. Members of the Board of Directors, and family members thereof, having the power to vote or direct the voting of in excess of fifty percent of the outstanding shares of Common Stock have indicated their intention to vote in favor of the election of all of the nominees for election as director.

Proxies

     Shares represented by proxies received by the Company will be voted in accordance with the instructions contained therein. Shares represented by proxies for which no instruction is given will be voted FOR the election

FRONT                           REVOCABLE PROXY
                           IBW FINANCIAL CORPORATION

          This Proxy is solicited on behalf of the Board of Directors

       The undersigned hereby makes, constitutes and appoints Mervin O. Parker, Sr., Ernestine G. Mann and Frances S. Wash, and each of them (with the power of substitution), proxies for the undersigned to represent and to vote, as designated below, all shares of common stock of IBW Financial Corporation (the "Company ") which the undersigned would be entitled to vote if personally present at the Company's Annual Meeting of Shareholders to be held on May 25,1999 and at any adjournment or postponement thereof.

Election of Directors

    [ ]   FOR all nominees listed below (except as noted to the contrary below)

    [ ]   WITHHOLD AUTHORITY to vote for all nominees listed below

    Nominees:  Clinton W. Chapman, Esquire; George H. Windsor, Esquire;
               Benjamin L. King, C.P.A.; B. Doyle Mitchell, Jr.; Massie S. Fleming; Cynthia T. Mitchell; Marjorie H. Parker, Ph.D.; Emerson A. Williams, M.D.

    (Instructions: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)


    -------------------------------------------------------------------------


This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR all of the nominees set forth above. In addition, this proxy will be voted at the discretion of the proxy holder(s) upon any other matter which may properly come before the Annual Meeting or any adjournment or postponement thereof.

BACK

Important: Please date and sign your name as addressed, and return this proxy in the enclosed envelope. When signing as executor, administrator, trustee, guardian, etc., please give full title as such. If the shareholder is a corporation, the proxy should be signed in the full corporate name by a duly authorized officer whose title is stated.



                                    --------------------------------------------
                                    Signature of Shareholder


                                    --------------------------------------------
                                    Signature of Shareholder

                                    Dated:                 , 1999
                                          -----------------

   PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
                            POSTAGE-PAID ENVELOPE.